UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2021

Enphys Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40879	87-2010879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

216 East 45th Street 13th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 467-0441

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	NFYS.U	New York Stock Exchange
Class A ordinary share, par value $0.001 per share	NFYS	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NFYS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
       ☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 12, 2021 (the “Prior Current Report”), on October 8, 2021, Enphys Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”), selling 34,500,000 units (the “Units”), including 4,500,000 Units issued pursuant to the full exercise by the underwriters of their over-allotment option.  Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (the “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000.

Also as previously reported on the Prior Current Report, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate  of 8,900,000 Warrants (the “Private Placement Warrants”), which were purchased by Enphys Acquisition Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $8,900,000.

A total of $345,000,000 of the net proceeds from the sale of Units in the IPO and the Private Placement Warrants was deposited into a U.S. based trust account established for the benefit of the Company’s public shareholders. An audited balance sheet of the Company as of October 8, 2021, reflecting receipt of the net proceeds from the sale of Units in the IPO and the Private Placement Warrants, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet of Enphys Acquisition Corp. as of October 8, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENPHYS ACQUISITION CORP.

Date: October 21, 2021	By:	/s/ Jorge de Pablo
Name: Jorge de Pablo
Title: Chief Executive Officer